UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 09, 2025

Design Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40288	82-3929248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6005 Hidden Valley Road Suite 110
Carlsbad, California		92011
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 293-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DSGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2025, Arsani William, M.D., tendered his resignation as a member of the board of directors (the “Board”) of Design Therapeutics, Inc. (the “Company”), effective September 9, 2025 (the “Effective Date”), which was not the result of any disagreement with the Company on any matter related to its operations, policies or practices.

On September 9, 2025, the Board appointed Justin Gover as a member of the Board as a Class III director, effective as of the Effective Date, with a term ending at the Company’s 2027 annual meeting of stockholders. Mr. Gover was also appointed as chair of the Compensation Committee of the Board (the “Compensation Committee”).

Pursuant to the Company’s non-employee director compensation policy (the “Compensation Policy”), (i) Mr. Gover is entitled to receive an annual cash retainer of (a) $40,000 for service on the Board and (b) $12,000 for service as chair of the Compensation Committee, and (ii) Mr. Gover received (a) an initial option grant to purchase 30,000 shares of our common stock, which vests monthly over a three-year period, and (b) a prorated annual option grant to purchase 15,833 shares of our common stock, which vests monthly over a one-year period. The foregoing description of the Compensation Policy is qualified in its entirety by the full text of the Compensation Policy, a copy of which is filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2025.

The Company and Mr. Gover have also entered into the Company’s standard indemnification agreement for the Company’s directors and officers, a copy of which is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 10, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Design Therapeutics, Inc.

Date:	September 10, 2025	By:	/s/ Pratik Shah, Ph.D.
Pratik Shah, Ph.D. President, Chief Executive Officer and Chairperson